UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 20, 2017
MGIC Investment Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-10816	39-1486475
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 E. Kilbourn Avenue, Milwaukee, Wisconsin		53202
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	414-347-6480

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[  ]  Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.
The following definitive additional materials for our annual meeting of shareholders to be held on July 26, 2017, were filed with the Securities and Exchange Commission on July 20, 2017.

MGIC Investment Corporation
Annual Meeting of Shareholders to be held on July 26, 2017

Supplemental Information Regarding Item 4,
Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of our Board of Directors has reappointed the accounting firm of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the year ending December 31, 2017. Item 4 in our June 19, 2017 proxy statement for our annual meeting seeks shareholder ratification of this appointment.

We write to inform you of a change in some of the disclosure for this Item in our proxy statement. There we said, “In PwC’s engagement letter, we expect that we and PwC will agree not to demand a trial by jury in any action, proceeding or counterclaim arising out of or relating to PwC’s services and fees for the engagement. . . . We further expect that the engagement letter will not contain a requirement that we arbitrate any disputes with
PwC . . . .”

However, the engagement letter will contain a requirement, applicable to both us and PwC, that any disputes be resolved by binding arbitration. As a result, the engagement letter will also not contain a waiver of trial by jury. We do not object to this binding arbitration requirement and PwC has informed us it has become a standard provision in their audit engagements. We are not changing the recommendation in the proxy statement that shareholders vote “For” ratification of the appointment of PwC.

Please read the complete proxy statement before you make a voting decision on this Item. Even if you have already voted, you can change your vote at any time before the annual meeting as described in more detail in the proxy statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION

Date:	July 20, 2017	By: \s\ Jeffrey H. Lane

Jeffrey H. Lane
Executive Vice President, General Counsel and Secretary